Exhibit 99.1

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Realigned to Reflect the New Reportable Segments)

	Three Months Ended July 31,
	2010	2009
	(Dollars in thousands)
Net sales:
U.S. Retail Coffee	$393,570	$366,229
U.S. Retail Consumer Foods	453,146	485,418
International, Foodservice and Natural Foods	200,596	199,879

Total net sales	$1,047,312	$1,051,526

Segment profit:
U.S. Retail Coffee	$111,882	$111,167
U.S. Retail Consumer Foods	94,004	91,803
International, Foodservice and Natural Foods	34,872	26,694

Total segment profit	$240,758	$229,664

Interest income	433	1,371
Interest expense	(16,539)	(18,951)
Share-based compensation expense	(4,340)	(4,553)
Merger and integration costs	(2,656)	(16,476)
Cost of products sold - restructuring	(9,453)	—
Other restructuring costs	(18,104)	—
Corporate administrative expenses	(41,038)	(39,801)
Other income (expense) - net	693	(20)

Income before income taxes	$149,754	$151,234

Segment profit margin:
U.S. Retail Coffee	28.4%	30.4%
U.S. Retail Consumer Foods	20.7%	18.9%
International, Foodservice and Natural Foods	17.4%	13.4%

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Realigned to Reflect the New Reportable Segments)

	Three Months Ended October 31,		Six Months Ended October 31,
	2010	2009	2010	2009
	(Dollars in thousands)

Net sales:
U.S. Retail Coffee	$477,287	$445,102	$870,857	$811,331
U.S. Retail Consumer Foods	552,087	593,986	1,005,233	1,079,404
International, Foodservice and Natural Foods	249,539	239,657	450,135	439,536

Total net sales	$1,278,913	$1,278,745	$2,326,225	$2,330,271

Segment profit:
U.S. Retail Coffee	$149,099	$131,850	$260,981	$243,017
U.S. Retail Consumer Foods	115,141	115,910	209,145	207,713
International, Foodservice and Natural Foods	49,406	40,003	84,278	66,697

Total segment profit	$313,646	$287,763	$554,404	$517,427

Interest income	572	686	1,005	2,057
Interest expense	(18,505)	(17,473)	(35,044)	(36,424)
Share-based compensation expense	(5,968)	(5,268)	(10,308)	(9,821)
Merger and integration costs	(2,773)	(8,148)	(5,429)	(24,624)
Cost of products sold - restructuring	(12,072)	—	(21,525)	—
Other restructuring costs	(8,345)	—	(26,449)	—
Corporate administrative expenses	(44,452)	(43,141)	(85,490)	(82,942)
Other (expense) income - net	(376)	583	317	563

Income before income taxes	$221,727	$215,002	$371,481	$366,236

Segment profit margin:
U.S. Retail Coffee	31.2%	29.6%	30.0%	30.0%
U.S. Retail Consumer Foods	20.9%	19.5%	20.8%	19.2%
International, Foodservice and Natural Foods	19.8%	16.7%	18.7%	15.2%

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Realigned to Reflect the New Reportable Segments)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2011	2010	2011	2010
	(Dollars in thousands)

Net sales:
U.S. Retail Coffee	$554,667	$471,463	$1,425,524	$1,282,794
U.S. Retail Consumer Foods	526,884	518,012	1,532,117	1,597,416
International, Foodservice and Natural Foods	230,800	216,464	680,935	656,000

Total net sales	$1,312,351	$1,205,939	$3,638,576	$3,536,210

Segment profit:
U.S. Retail Coffee	$158,093	$132,617	$419,074	$375,634
U.S. Retail Consumer Foods	103,757	102,097	312,902	309,810
International, Foodservice and Natural Foods	28,293	30,686	112,571	97,383

Total segment profit	$290,143	$265,400	$844,547	$782,827

Interest income	779	310	1,784	2,367
Interest expense	(18,132)	(14,236)	(53,176)	(50,660)
Share-based compensation expense	(4,495)	(4,631)	(14,803)	(14,452)
Merger and integration costs	(2,746)	(4,672)	(8,175)	(29,296)
Cost of products sold - restructuring	(16,851)	—	(38,376)	—
Other restructuring costs	(8,414)	—	(34,863)	—
Corporate administrative expenses	(44,675)	(46,231)	(130,165)	(129,173)
Other income - net	170	1,221	487	1,784

Income before income taxes	$195,779	$197,161	$567,260	$563,397

Segment profit margin:
U.S. Retail Coffee	28.5%	28.1%	29.4%	29.3%
U.S. Retail Consumer Foods	19.7%	19.7%	20.4%	19.4%
International, Foodservice and Natural Foods	12.3%	14.2%	16.5%	14.8%

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Realigned to Reflect the New Reportable Segments)

	Three Months Ended April 30,		Year Ended April 30,
	2011	2010	2011	2010
	(Dollars in thousands)

Net sales:
U.S. Retail Coffee	$505,345	$417,664	$1,930,869	$1,700,458
U.S. Retail Consumer Foods	447,486	433,583	1,979,603	2,030,999
International, Foodservice and Natural Foods	234,336	217,832	915,271	873,832

Total net sales	$1,187,167	$1,069,079	$4,825,743	$4,605,289

Segment profit:
U.S. Retail Coffee	$117,059	$108,372	$536,133	$484,006
U.S. Retail Consumer Foods	98,692	103,367	411,594	413,177
International, Foodservice and Natural Foods	41,870	37,565	154,441	134,948

Total segment profit	$257,621	$249,304	$1,102,168	$1,032,131

Interest income	728	426	2,512	2,793
Interest expense	(16,418)	(14,527)	(69,594)	(65,187)
Share-based compensation expense	(5,093)	(6,235)	(19,896)	(20,687)
Merger and integration costs	(3,019)	(4,396)	(11,194)	(33,692)
Cost of products sold - restructuring	(15,713)	(3,870)	(54,089)	(3,870)
Other restructuring costs	(13,005)	(1,841)	(47,868)	(1,841)
Corporate administrative expenses	(54,684)	(51,959)	(184,849)	(181,132)
Other (expense) income - net	(513)	454	(26)	2,238

Income before income taxes	$149,904	$167,356	$717,164	$730,753

Segment profit margin:
U.S. Retail Coffee	23.2%	25.9%	27.8%	28.5%
U.S. Retail Consumer Foods	22.1%	23.8%	20.8%	20.3%
International, Foodservice and Natural Foods	17.9%	17.2%	16.9%	15.4%